UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant	☑

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

AMBIENT CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Ambient Corporation		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	June 7, 2012
	TIME:	at 10:00 AM (local time)
	LOCATION:	85 Wells Avenue, First Floor Auditorium, Newton, MA 02459

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/AMBT and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and our annual report on form 10-K are available at: https://www.iproxydirect.com/AMBT

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery, please make the request, as instructed above, before May 24, 2012.

you may enter your voting instructions at https://www.iproxydirect.com /AMBT until 11:59 pm eastern time June 6, 2012.

The purposes of this meeting are as follows:
1.

       1. Elect six directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

       2. Adopt the 2012 Stock Incentive Plan, including the performance-based award criteria;

       3. Adopt the Management Incentive Bonus Plan to approve the performance-based award criteria; and

       4. Transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on APRIL 16, 2012 as the Record Date for determining the stockholders that are entitled to notice of and to vote at the 2012 annual meeting and any adjournments thereof.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card You May Obtain Directions to the Meeting By Calling Investor Relations at 617-614-6906.

FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

Ambient Corporation
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED